[USAA                        USAA MUTUAL FUND, INC.
EAGLE
LOGO (R)]                SUPPLEMENT DATED AUGUST 1, 2005
                         TO THE FIRST START GROWTH FUND
                                   PROSPECTUS
                             DATED DECEMBER 1, 2004

This supplement describes important changes affecting the USAA First Start Growth Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Directors (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). IMCO recently received notice from Marsico Capital Management, LLC (Marsico) that it wished to end its subadvisory arrangement with IMCO to manage the USAA First Start Growth Fund. Therefore, on June 28, 2005, the Board approved IMCO's proposal to enter into a new subadvisory agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) with respect to the Fund. In determining to hire Loomis Sayles as subadviser for the Fund beginning on August 1, 2005, the Board considered numerous factors including, without limitation, the following: (1) the investment performance of Loomis Sayles in managing portions of the USAA Growth Fund and the USAA Growth and Tax Strategy Fund; (2) the investment performance of Loomis Sayles in managing other large-cap growth accounts as measured against the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index, two relevant benchmarks for this Fund; (3) the reasonableness of the fees proposed to be paid to Loomis Sayles for these services; and (4) the likelihood that IMCO will be able to work together effectively with Loomis Sayles to pursue the Fund's investment objective and investment strategy.

Loomis Sayles expects to realign the Fund's assets to reflect its proprietary investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2004 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST PARAGRAPH ON PAGE 3 OF THE PROSPECTUS.

We are the Fund's investment adviser. We have retained Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as subadviser of the Fund. Loomis Sayles is responsible for managing the Fund's assets. The Fund's strategy to achieve its objective is to invest primarily in equity securities of companies that provide goods or services Loomis Sayles believes are familiar to young people. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 6 OF THE PROSPECTUS.

This may be particularly true for the period prior to August 1, 2005, which is the date on which Loomis Sayles assumed day-to-day management of the Fund's assets.

IN THE SECTION "FUND INVESTMENTS" BEGINNING ON PAGE 9 OF THE PROSPECTUS, REPLACE ALL REFERENCES TO MARSICO WITH LOOMIS SAYLES.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE CURRENT LANGUAGE UNDER "HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?" ON PAGE 12 OF THE PROSPECTUS.

The Loomis Sayles Large Cap Growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success, and a shareholder orientation.

The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings, changes in management or management structure; weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25 percent from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 14 AND THE FIRST AND SECOND PARAGRAPHS ON PAGE 15 OF THE PROSPECTUS.

We have entered into an Investment Subadvisory Agreement with Loomis Sayles, under which Loomis Sayles provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of IXIS Asset Management North America, L.P., which in turn is owned by IXIS Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of June 30, 2005, managed more than $68.4 billion in client assets.

Loomis Sayles is compensated directly by IMCO and not by the Fund.

DELETE THE PARAGRAPH UNDER "PORTFOLIO MANAGER" ON PAGE 15 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

The Loomis Sayles Large Cap Growth portfolio management team is responsible for the day-to-day management of the Fund. This team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

Mr. Baribeau, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992. He earned a B.A. in Economics from the University of Vermont (1981) and an M.A. in Economics from the University of Maryland (1984). Mr. Baribeau holds the designation of Chartered Financial Analyst.

Mrs. Czekanski, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995. Previously, she was a Portfolio Manager for INVESCO/Gardner & Preston Moss. She earned a B.A. in Economics from Middlebury College (1981). Mrs. Czekanski holds the designation of Chartered Financial Analyst.

Mr. Skaggs, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 after serving as an analyst in Loomis Sayles' Equity Research Department covering the financial sector. He received both a B.A. (1977) and an M.S.M. (1978) in Economics from Oakland University. Mr. Skaggs holds the designation of Chartered Financial Analyst.




                                   * * * * *

                                                                      51326-0805

[USAA
EAGLE                        USAA MUTUAL FUND, INC.
LOGO (R)]
                         SUPPLEMENT DATED AUGUST 1, 2005
                            TO THE INCOME STOCK FUND
                                   PROSPECTUS
                             DATED DECEMBER 1, 2004

This supplement describes important changes affecting the USAA Income Stock Fund
(Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Directors (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). On June 28, 2005, the Board approved IMCO's proposal to add an additional subadviser, OFI Institutional Asset Management, Inc. (OFII), to manage a portion of the Fund's assets. In determining to allocate a portion of the Fund's assets to OFII beginning on August 1, 2005, the Board considered numerous factors including, without limitation, the following: (1) the investment performance of OFII in managing large-cap value accounts as measured against the Russell 1000 Value Index and the Lipper Equity Income Funds Index, two relevant benchmarks for this Fund; (2) the reasonableness of the fees proposed to be paid to OFII for its services; (3) the likelihood that IMCO will be able to work together effectively with OFII to pursue the Fund's investment objective; and (4) the complementary nature of the investment strategies of OFII with the existing subadviser GMO.

OFII expects to realign a portion of the Fund's assets to reflect its proprietary investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2004 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND PARAGRAPH ON PAGE 3 OF THE PROSPECTUS.

We are the Fund's investment adviser. We have retained Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management, Inc. (OFII) to serve as subadvisers of the Fund. GMO and OFII are responsible for managing the portion of the Fund's assets allocated to each of them by us.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 6 OF THE PROSPECTUS.

This may be particularly true for the period prior to August 1, 2005, which is the date on which OFII assumed day-to-day management of a portion of the Fund's assets, and July 12, 2003, which is the date on which GMO assumed day-to-day management of a portion of the Fund's assets.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST PARAGRAPH UNDER "WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?" ON PAGE 9 OF THE PROSPECTUS.

The Fund's principal investment strategy will be to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. The Fund attempts to provide a portfolio with a dividend yield at or above the average of the Russell 1000 Value Index. The portfolio may include common stocks, real estate investment trusts (REITs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

DELETE THE SECOND PARAGRAPH AND INSERT THE FOLLOWING INFORMATION AS THE SECOND, THIRD, AND FOURTH PARAGRAPHS UNDER "HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?" ON PAGE 11 OF THE PROSPECTUS.

With respect to the portion of the Fund managed by GMO, the portfolio is generally traded each month and each rebalance is a step towards moving the portfolio to strength. As stocks that are highly ranked move up into consideration, they are displacing stocks that are becoming lesser rated. In addition, GMO seeks to control risk by limiting sector weights, style groups, and market capitalization ranges in the portfolio so that they do not deviate too far from those in the Russell 1000 Value Index. With the addition on August 1, 2005, of OFII as an additional subadviser of the Fund, GMO materially modified its investment techniques in managing its portion of the Fund, in part to place greater emphasis on risk control.

With respect to the portion of the Fund managed by OFII, a combination of quantitative models is used by OFII to identify those stocks that show the greatest potential for capital appreciation. The exact combination of models that is used is based on a proprietary process that OFII has developed over the years as a result of intensive and rigorous research. Typically, the portfolio that OFII manages will have a P/E ratio that is less than the Russell 1000 Value Index, and will have a yield at or above the Russell 1000 Value Index.

OFII examines the portfolio on a daily basis to identify those stocks that are no longer rated highly by the models. When a stock is sold, the stocks to be purchased for the portfolio are selected according to their perceived potential for capital appreciation as well as their ability to maintain the portfolio's balance with respect to sector and industry diversification, underlying fundamentals such as P/E ratio, and distribution of market capitalization.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE THIRD AND FOURTH PARAGRAPHS ON PAGE 13 OF THE PROSPECTUS.

We have entered into Investment Subadvisory Agreements with GMO and OFII, under which GMO and OFII each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO has nearly 28 years of investment management experience and primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. As of May 31, 2005, GMO managed on a worldwide basis more than $87 billion.


INSERT THE FOLLOWING INFORMATION AFTER THE FOURTH PARAGRAPH ON PAGE 13 OF THE PROSPECTUS.

OFII, located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, is an investment adviser registered under the Investment Advisers Act of 1940. OFII, a corporation organized under the laws of the state of New York, is the institutional arm of OppenheimerFunds, Inc., one of the country's largest investment organizations with approximately $180 billion in assets under management. OFII is dedicated to serving the needs of retirement plan sponsors, endowments, foundations, and other investment companies.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIFTH PARAGRAPH ON PAGE 13 OF THE PROSPECTUS.

GMO and OFII are compensated directly by IMCO and not by the Fund.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST PARAGRAPH UNDER "PORTFOLIO MANAGERS" ON PAGE 14 OF THE PROSPECTUS.

GMO's U.S. Quantitative Division is responsible for the day-to-day management of the Fund. Each investment professional of the U.S. Quantitative Division works collaboratively to manage the Fund, and no one person is primarily responsible for the day-to-day management of the Fund. Robert Soucy and Sam Wilderman have served as Co-Directors of the U.S. Quantitative Division since 2005. As Co-Directors, they allocate responsibility for the Fund to members of the division, oversee the implementation of trades, and review the overall composition of the Fund, including compliance with stated investment objective and strategy. Mr. Soucy, a 18-year veteran of GMO, has served as the Director of GMO's U.S. Quantitative Division since 1991. Mr. Soucy has announced his plans to retire effective December 31, 2005. As a result, GMO appointed Sam Wilderman as Co-Director of GMO's U.S. Quantitative Division. GMO expects that Mr. Wilderman will serve as Director of the division effective January 1, 2006. Prior to serving as Co-Director of the U.S. Quantitative Division, Mr. Wilderman was responsible for quantitative research and portfolio management within GMO's Emerging Markets Division since 1996.

OFII also employs a team approach in managing its portion of the Fund. The team is led by David Schmidt, Chief Investment Officer, Quantitative Equities. Mr. Schmidt oversees the quantitative equity investment process and is responsible for the ongoing analysis of the firms' quantitative models. He rejoined the firm in 1994 and has held his current responsibilities since 1999. Dave holds a B.A. in Mathematics from Carleton College and the Chartered Financial Analyst designation.



                                    * * * * *
                                                                      51325-0805

[USAA                        USAA MUTUAL FUND, INC.
EAGLE
LOGO (R)]               SUPPLEMENT DATED AUGUST 1, 2005
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2004

THE ENTIRE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI) FOUND UNDER "SUBADVISORY AGREEMENTS" ON PAGES 39-40 HAS BEEN AMENDED TO READ AS FOLLOWS:

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Directors of the Company.

The Subadvisory Agreements for the Growth (with respect to Loomis Sayles & Company, L.P.) and Value Funds will remain in effect until June 30, 2006. The Subadvisory Agreements for the Income Stock Fund (with respect to Grantham, Mayo, Van Otterloo & Co. LLC) will remain in effect until July 11, 2005, and (with respect to OFI Institutional Asset Management) will remain in effect until July 31, 2007. The Subadvisory Agreement for the First Start Growth Fund will remain in effect until July 31, 2007. The Subadvisory Agreement for the Small Cap Stock Fund will remain in effect until November 30, 2005. Each other Subadvisory Agreement will remain in effect with respect to a Fund until October 17, 2005. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of the Fund) including a majority of the Non-Interested Directors, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Directors or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the Aggressive Growth Fund, the Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico). The Manager (not the
Fund) pays Marsico a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Marsico manages. Bank of America Corporation (BOA), either individually or through its subsidiaries, owns 100% of Marsico. BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

For the Growth Fund, the Manager has entered into Subadvisory Agreements with Marsico and Loomis, Sayles & Company, L.P. (Loomis Sayles). The Manager (not the
Fund) pays Marsico and Loomis Sayles fees in the annual amounts of 0.20% of the portion of the Fund's average daily net assets that Marsico and Loomis Sayles each manage. Loomis Sayles, a Delaware limited partnership and registered investment adviser, is an indirect, wholly owned subsidiary of IXIS Asset Management North America, L.P., which in turn is owned by IXIS Asset Management Group.

For the Growth & Income Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in an annual amount not to exceed 0.20% of the portion of the Fund's average daily net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 78 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Perry M. Traquina, and John R. Ryan.

For the Income Stock Fund, the Manager has entered into Subadvisory Agreements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management (OFII). The Manager (not the Fund) pays GMO fees in the annual amount of 0.18% of the portion of the Fund's average daily net assets that GMO manages. GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. The Manager (not the Fund) pays OFII fees in the annual amount of 0.085% of the Fund's average daily net assets for the first $500 million in assets that OFII manages and 0.075% of the Fund's average daily net assets in excess of $500 million that OFII manages. OFII is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

For the Science & Technology Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages.

For the First Start Growth Fund, the Manager has entered into a Subadvisory Agreement with Loomis Sayles. The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the Fund's average daily net assets that Loomis Sayles manages.

For the Small Cap Stock Fund, the Manager has entered into Subadvisory Agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Wellington Management. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.65% through May 31, 2005. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned diversified financial services holding company incorporated under Maryland law.

For the Capital Growth Fund, the Manager has entered into a Subadvisory Agreement with Batterymarch. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages.

For the Value Fund, the Manager has entered into a Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS). The Manager (not the Fund) pays BHMS a fee at an annual rate equal to the following fee schedule: an annual percentage rate of 0.65% for the first $20 million in assets, 0.50% for the next $30 million in assets, 0.35% for the next $50 million in assets, 0.25% for the next $900 million in assets, and 0.20% for assets over $1 billion. The advisory fees paid to BHMS for managing the Fund's assets, for the first two years following the date on which BHMS began managing the Fund's assets, is calculated by applying the fee schedule stated above to an asset level of $170 million. Each year thereafter, fees will be calculated on the actual level of assets in the Fund using the fee schedule shown above. BHMS, a Nevada corporation and registered investment adviser, has been in the investment management business since 1979.

THE FOLLOWING INFORMATION HAS BEEN INSERTED PRIOR TO THE SECTION ENTITLED "ADMINISTRATION AND SERVICING AGREEMENT" FOUND ON PAGE 42 OF THE SAI.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE FIRST START GROWTH FUND

The Advisory Agreement for the First Start Growth Fund was approved as discussed above in the section entitled "Approval of Advisory and Subadvisory Agreements for the Aggressive Growth, Growth, Growth & Income, Income Stock, Income, Short-Term Bond, Money Market, Science & Technology, First Start Growth Fund, Intermediate-Term Bond, High-Yield Opportunities, Small Cap Stock, and Capital Growth Funds."

At a meeting of the Board held on June 28, 2005, the Board, including a majority of the Non-Interested Directors, approved the adoption of the Subadvisory Agreement with Loomis Sayles with respect to the Fund. In advance of the meeting, the Directors received and considered a variety of information relating to the Subadvisory Agreement and Loomis Sayles, and were given the opportunity to ask questions and request additional information from management. In addition, the Board also relied on information about Loomis Sayles that it had received for its April 28, 2005, meeting in connection with its approval of the continuation of subadvisory agreements with Loomis Sayles with respect to the USAA Growth Fund and the Growth and Tax Strategy Fund. The information provided to the Board for the June meeting included, among other things: (i) materials about Loomis Sayles' experience and success in managing similar accounts; (ii) the qualifications of the individuals at Loomis Sayles responsible for these investment activities; (iii) Loomis Sayles' investment performance in similar accounts as correlated against the Lipper Large-Cap Growth Funds Index and the Russell 1000 Growth Index, two relevant benchmarks for the Fund; and (iv) the fees to be paid to Loomis Sayles. Prior to voting, the Non-Interested Directors reviewed the proposed Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Subadvisory Agreement. The Non-Interested Directors also reviewed the proposed Subadvisory Agreement in private sessions with their counsel at which no representatives of management were present.

In approving the Fund's Subadvisory Agreement with Loomis Sayles with respect to the Fund, the Board con-sidered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Fund by Loomis Sayles, including the personnel that will be providing services; (ii) Loomis Sayles' compensation and any other benefits that will be derived from the subadvisory relationship by Loomis Sayles; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including a majority of the Non-Interested Directors, voted to approve the Subadvisory Agreement with Loomis Sayles with respect to the Fund. In approving the Subadvisory Agreement, the Directors did not identify any single factor as controlling, and each Director attributed different weights to various factors. Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Directors considered information provided to them regarding the services to be provided by Loomis Sayles. The Board considered Loomis Sayles' level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who will be responsible for managing the investment of portfolio securities with respect to the Fund and Loomis Sayles' level of staffing. The Directors noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Directors also noted Loomis Sayles' brokerage practices. The Board also considered Loomis Sayles' regulatory and compliance history. The Board noted that IMCO's moni-toring processes of Loomis Sayles includes: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to Loomis Sayles.

SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of Loomis Sayles. In considering the cost of services to be provided by Loomis Sayles and the profitability to Loomis Sayles of its relationship with the Fund, the Directors noted that the fees under the Subadvisory Agreement will be paid by IMCO. The Directors also relied on the ability of IMCO to negotiate the Subadvisory Agreement with respect to the Fund and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by Loomis Sayles, Loomis Sayles' anticipated profitability with respect to the Fund, and the potential economies of scale in Loomis Sayles' management of the Fund, to the extent available. However, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that Loomis Sayles charges to comparable clients, and also considered that the subadvisory fee to be paid to Loomis Sayles is the same as the subadvisory free currently paid to Marsico. The Board considered that the Fund pays a management fee to IMCO and that, in turn, IMCO will pay a subadvisory fee to Loomis Sayles. The Board noted IMCO's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of Loomis Sayles. The Board also noted Loomis Sayles' long-term performance record for similar accounts, such as the Loomis Sayles Growth Fund, the 1-, 3-, 5-, and 10-year returns of which exceeded the Russell 1000 Growth Index and the median of the Lipper Large Cap Growth universe. The Board also considered the success of Loomis Sayles in managing portions of the USAA Growth Fund and the Growth and Tax Strategy Fund.

CONCLUSION. The Board reached the following conclusions regarding the Subadvisory Agreement with respect to the Fund, among others: (i) Loomis Sayles is qualified to manage the Fund's assets in accordance with its invest-ment objectives and policies; (ii) Loomis Sayles maintains an appropriate compliance program; (iii) Loomis Sayles' performance in managing accounts similar to the Fund, including the USAA Growth Fund and the Growth and Tax Strategy Fund, is reasonable in relation to relevant indices; and (iv) the Fund's advisory expenses are reason-able in relation to those of similar funds and to the services to be provided by IMCO and Loomis Sayles. Based on the Board's conclusions, the Directors determined that approval of the Subadvisory Agreement with Loomis Sayles with respect to the Fund would be in the interests of the Fund and its shareholders.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE INCOME STOCK FUND

The Advisory Agreement for the Income Stock Fund was approved as discussed above in the section entitled "Approval of Advisory and Subadvisory Agreements for the Aggressive Growth, Growth, Growth & Income, Income Stock, Income, Short-Term Bond, Money Market, Science & Technology, First Start Growth Fund, Intermediate-Term Bond, High-Yield Opportunities, Small Cap Stock, and Capital Growth Funds."

At a meeting of the Board held on June 28, 2005, the Board, including a majority of the Non-Interested Directors, approved the adoption of the Subadvisory Agreement with OFII. In advance of the meeting, the Directors received and considered a variety of information relating to the Subadvisory Agreement and OFII, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) materials about OFII's experience and success in managing similar accounts; (ii) the qualifications of the individuals at OFII responsible for these investment activities; (iii) OFII's investment performance in similar accounts as correlated against the Lipper Equity Income Funds Index and the Russell 1000 Value Index, two relevant benchmarks for the Fund; and (iv) the fees to be paid to OFII. Prior to voting, the Independent Board Members reviewed the proposed Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Subadvisory Agreement. The Non-Interested Directors also reviewed the proposed Subadvisory Agreement in private sessions with their counsel at which no representatives of management were present.

In approving the Fund's Subadvisory Agreement with OFII, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Fund by OFII, including the personnel that will be providing services; (ii) OFII's compensation and any other benefits that will be derived from the subadvisory relationship by OFII; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including a majority of the Non-Interested Directors, voted to approve the Subadvisory Agreement with OFII. In approving the Subadvisory Agreement, the Directors did not identify any single factor as controlling, and each Director attributed different weights to various factors. Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Directors considered information provided to them regarding the services to be provided by OFII. The Board considered OFII's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who will be responsible for managing the investment of portfolio securities with respect to the Fund and OFII's level of staffing. The Directors noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Directors also noted OFII's brokerage practices. The Board also considered OFII's regulatory and compliance history. The Board noted that IMCO's monitoring processes of OFII will include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance;
(ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to OFII.

SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of OFII. In considering the cost of services to be provided by OFII and the profitability to OFII of its relationship with the Fund, the Directors noted that the fees under the Subadvisory Agreement will be paid by IMCO. The Directors also relied on the ability of IMCO to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by OFII, OFII's anticipated profitability with respect to the Fund, and the potential economies of scale in OFII's management of the Fund, to the extent available. However, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that OFII charges to comparable clients. The Board considered that the Fund pays a management fee to IMCO and that, in turn, IMCO will pay a subadvisory fee to OFII. The Board noted IMCO's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of OFII. The Board also noted OFII's long-term performance record for similar accounts.

CONCLUSION. The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) OFII is qualified to manage a portion of the Fund's assets in accordance with its investment objectives and policies;
(ii) OFII maintains an appropriate compliance program; (iii) OFII's performance in managing accounts similar to the Fund is reasonable in relation to relevant indices; and (iv) the Fund's advisory expenses are reason-able in relation to those of similar funds and to the services to be provided by IMCO and OFII. Based on the Board's conclusions, the Directors determined that approval of the Subadvisory Agreement with OFII would be in the interests of the Fund and its shareholders.











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